Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

The undersigned, Sterling H. McDonald, Chief Financial Officer of Evolution Petroleum Corporation (the "Company"), certifies in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 (the "Report")") pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 27th day of September, 2006.


                                                     /s/ STERLING H. McDONALD
                                                     ---------------------------
                                                         Sterling H. McDonald
                                                         Chief Financial Officer